UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2003

Biogen Idec Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19311 (Commission File Number)	33-0112644 (IRS Employer Identification No.)

14 Cambridge Center, Cambridge, Massachusetts 02142
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (617) 679-2000

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.2 Consent of PricewaterhouseCoopers LLP
ex-99.4 Pro Forma Financials

This Amendment is filed solely to include the information required by Item 7(b) that was omitted from the Registrant’s initial filing on Form 8-K, filed with the Securities and Exchange Commission on November 12, 2003 in connection with the merger of Bridges Merger Corporation, a wholly owned subsidiary of the Registrant, with and into Biogen, Inc. (“Biogen”) (the “Merger).

Item 7. Financial Statements and Exhibits

(b)	Pro forma financial information.

The following unaudited pro forma condensed combined financial statements of the Registrant, including the notes thereto, are filed as Exhibit 99.4 hereto and are incorporated herein by reference:

Unaudited pro forma condensed combined balance sheet combining the historical consolidated balance sheets of the Registrant and Biogen as of the nine months ended September 30, 2003, giving effect to the Merger as if it occurred on September 30, 2003

Unaudited pro forma condensed combined statements of income of the Registrant and Biogen for the year ended December 31, 2002 and the nine months ended September 30, 2003, giving effect to the Merger as if it occurred on January 1, 2002

(c)	Exhibits.

Exhibit No.	Exhibit

2.1*	Agreement and Plan of Merger, dated June 20, 2003, by and among the Registrant, Bridges Merger Corporation and Biogen

3.4**	Certificate of Amendment dated November 12, 2003 to the Amended and Restated Certificate of Incorporation of the Registrant

10.73**	2003 Omnibus Equity Plan of the Registrant

10.74**	Performance Based Management Incentive Plan of the Registrant

23.1**	Consent of PricewaterhouseCoopers LLP (for Biogen)

23.2	Consent of PricewaterhouseCoopers LLP

Exhibit No.	Exhibit

99.2**	The consolidated balance sheets of Biogen and its subsidiaries at December 31, 2002 and 2001, the consolidated statements of income, cash flows and shareholders’ equity of Biogen and its subsidiaries for each of the years ended December 31, 2002, 2001 and 2000, the notes to consolidated financial statements filed along with the above referenced consolidated balance sheets, statements of income, statements of cash flows and statements of shareholders’ equity and Biogen’s Schedule II, Valuation and Qualifying Accounts and Reserves for each of the years ended December 31, 2002, 2001 and 2000

99.3**	The unaudited condensed consolidated balance sheet of Biogen and its subsidiaries at September 30, 2003, the unaudited condensed consolidated statements of income of Biogen and its subsidiaries for the three and nine months ended September 30, 2003 and 2002, the unaudited condensed consolidated statements of cash flows of Biogen and its subsidiaries for the nine months ended September 30, 2003 and 2002 and the notes to the condensed consolidated financial statements filed along with the above referenced unaudited condensed consolidated balance sheets, statements of income and statements of cash flows

99.4	The unaudited pro forma condensed combined financial statements

*	Previously filed with the SEC as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 0-19311) filed on June 23, 2003, and incorporated by reference herein.

**	Previously filed with the SEC as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 0-19311) filed on November 12, 2003, and incorporated by reference herein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biogen Idec Inc. (Registrant)

Date: January 12, 2004	/s/ Thomas J. Bucknum
	By:	Thomas J. Bucknum Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1*	Agreement and Plan of Merger, dated June 20, 2003, by and among the Registrant, Bridges Merger Corporation and Biogen

3.4**	Certificate of Amendment dated November 12, 2003 to the Amended and Restated Certificate of Incorporation of the Registrant

10.73**	2003 Omnibus Equity Plan of the Registrant

10.74**	Performance Based Management Incentive Plan of the Registrant

23.1**	Consent of PricewaterhouseCoopers LLP (for Biogen)

23.2	Consent of PricewaterhouseCoopers LLP (for Biogen)

99.1**	Press release of the Registrant dated November 12, 2003

99.2**	The consolidated balance sheets of Biogen and its subsidiaries at December 31, 2002 and 2001, the consolidated statements of income, cash flows and shareholders’ equity of Biogen and its subsidiaries for each of the years ended December 31, 2002, 2001 and 2000, the notes to consolidated financial statements filed along with the above referenced consolidated balance sheets, statements of income, statements of cash flows and statements of shareholders’ equity and Biogen’s Schedule II, Valuation and Qualifying Accounts and Reserves for each of the years ended December 31, 2002, 2001 and 2000

99.3**	The unaudited condensed consolidated balance sheet of Biogen and its subsidiaries at September 30, 2003, the unaudited condensed consolidated statements of income of Biogen and its subsidiaries for the three and nine months ended September 30, 2003 and 2002, the unaudited condensed consolidated statements of cash flows of Biogen and its subsidiaries for the nine months ended September 30, 2003 and 2002 and the notes to the condensed consolidated financial statements filed along with the above referenced unaudited condensed consolidated balance sheets, statements of income and statements of cash flows

99.4	The unaudited pro forma condensed combined financial statements

*	Previously filed with the SEC as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 0-19311) filed on June 23, 2003, and incorporated by reference herein.

**	Previously filed with the SEC as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 0-19311) filed on November 12, 2003, and incorporated by reference herein.